UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 12, 2006 (April 12, 2006)
Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255

(Commission File Number)	(IRS Employer Identification No.)

10 Columbus Boulevard, Hartford, CT	06106

(Address of Principal Executive Offices)	(Zip Code)
860-293-2006

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On April 12, 2006, Magellan Petroleum Corporation (the “Company”) issued a letter to shareholders of Magellan Petroleum Australia Limited (“MPAL”) declaring that (1) the Company’s outstanding exchange offer to acquire all of the MPAL ordinary shares that it does not currently own has been declared unconditional and (2) that the Company has now reached a 78.6% relevant interest in MPAL’s shares.
     A copy of the Company’s letter dated April 12, 2006 is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
     (c)      Exhibits
99.1	Letter of Walter McCann, Chairman of the Board of the Company, to MPAL Shareholders, dated April 12, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION
By:	/s/ Daniel J. Samela
	Name:	Daniel J. Samela
	Title:	President, Chief Executive Officer and Chief Financial Officer

Dated: April 12, 2006

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Letter of Walter McCann, Chairman of the Board of the Company, to MPAL Shareholders, dated April 12, 2006.	5